EXHIBIT 99.1


John D. Milton, Jr.                         904/355-1781, Ext. 258
Executive Vice President, Treasurer & CFO

_________________________________________________________________
             FLORIDA ROCK INDUSTRIES, INC. ANNOUNCES
         FOURTH QUARTER AND  RECORD FISCAL 2004 RESULTS

JACKSONVILLE, FLORIDA: NOVEMBER 22, 2004 -- FLORIDA ROCK INDUSTRIES,

INC.  (NYSE-FRK) today announced hurricane  affected fourth quarter

net  earnings  of  $23,995,000   compared   to $23,934,000 for the

2003 fourth quarter and  fiscal  2004  net earnings of $113,670,000

versus $75,934,000 in  2003.   Diluted earnings  per share for fourth

quarter 2004 were $.54  per  share versus  $.55  per share for fourth quarter 2003. The  Company's earnings per diluted share for the 2004 fiscal year amounted to $2.58  per  share  versus $1.74 per share for  fiscal  2003,  an increase of 48.3%.


FOURTH QUARTER RESULTS.  For the fourth quarter ended  September

30,  2004, total sales increased some 10.4% to $242,876,000  from

$220,085,000  despite the hurricanes. Gross profit for the fourth quarter  also  rose to $61,087,000 from the fourth  quarter  2003 level  of  $55,686,000, an increase of some 9.7%  as  fuel  price increases, stripping costs and repairs and maintenance  were  all

substantially  higher  year  over  year.   Fourth  quarter   2004

operating  profit  was $36,697,000 versus $34,648,000  in  fourth quarter 2003, a lesser percentage increase of 5.9% as real estate gains for the quarter were $847,000 less and management incentive compensation  was higher due to the substantial  year  over  year earnings growth.  Similarly, a higher effective income tax  rate,

less  profit  contribution  from affiliates,  and  less  interest income  in  fourth  quarter  2004  substantially  eliminated  any increase at the net income line with $23,995,000 this year versus

$23,934,000  last year.  While the Florida market delivered  some pricing  improvements in the


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fourth quarter in all segments,  the market  demand disruptions of four hurricanes and  a  decline  in railroad  delivery  reliability lessened aggregate  volumes  year over year by 1.9% and fourth

quarter versus third quarter 2004 by 5.9%.   Correspondingly,

ready-mix yards  sold,  while  virtually flat  for  fourth quarter

2004 versus fourth quarter  2003,  were down  5.6% when compared with

the third quarter of 2004.   Cement tonnage sold  was a substantial

increase in fourth quarter  2004 over fourth quarter 2003 only because the Tampa and Port Manatee terminals  were  included for only six  weeks  of  fiscal  2003's fourth  quarter but when compared to third quarter  2004,  cement tonnages were down 11.3%.



FISCAL YEAR RESULTS.   Fiscal 2004 as  a  whole  was  a  record

performance with volume, revenue and profitability growth in  all three  business  segments.  Fiscal 2004 revenues  were  a  record

$948,519,000,  up  27.1% from $746,059,000 in fiscal  2003.   The

percentage improvement in gross profit for fiscal 2004  was  even better  at  35.5%  with $255,202,000 compared  to  fiscal  2003's

$188,272,000.   Fiscal  2004  saw  record  operating  profit   of

$175,928,000 versus fiscal 2003 operating profit of $112,299,000,

a  year  over  year  improvement of 56.7%.  At the  bottom  line,

fiscal  2004  net income was a record $113,670,000 versus  fiscal

2003   net  income  of  $75,934,000,  a  49.7%  year  over   year

improvement.



Selling,  general  and administrative expenses ("SG&A  Expenses")

decreased  to  9.7% of sales during fiscal 2004  as  compared  to

10.7% for fiscal 2003.  Although the profit sharing component  of the  SG&A  Expenses increased substantially year over  year,  the substantial growth in revenues outpaced the percentage growth  in

SG&A Expenses.


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Commenting  on  the  fourth  quarter  and  fiscal  2004  results,

President  and CEO, John Baker, stated, "While the  four  Florida hurricanes  dampened our fourth quarter performance,  our  fiscal

2004  results  still proved to be a record not  only  in  overall earnings  but also in earnings growth with almost a 50%  increase in  earnings year over year.  Although our newly acquired  cement importation  and grinding facilities in Tampa and  Port  Manatee,

Florida contributed the largest portion of our earnings growth, I am  extremely  proud of the performance of all of our  people  as earnings  still  improved in substantially all  of  our  heritage

operations.   The continuing improvements made by our  people  in

all  segments  of our business are a testament to their  untiring efforts in our behalf and we thank them on another record year in fiscal 2004."



SUBSEQUENT EVENTS.  On October 1, 2004, the Company closed on the purchase  of  a new quarry property near Golconda, Illinois  with barge  load-out  facilities on the Ohio River.  This  acquisition will  enable  Florida Rock to access the river barge distribution network down the Ohio and Mississippi River chains to markets  on the southern gulf coast.



During   November,   the   Company  completed   the   semi-annual

maintenance outage for our Newberry Cement facility and it is now back online and operating at its capacity.



OUTLOOK.   While  the  four  fourth  quarter  hurricanes  clearly

suppressed   market   demand  and  interfered   with   our   rail

distribution of crushed stone products in the Florida  peninsula,

most  of  our Florida operating facilities are now back  to  pre-

hurricane performance levels.  Residential construction continues to  surprise  with its strength and highway construction  in  our

Florida


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market continues at all time record levels.  Some  slight

improvements  in  non-residential construction are  also  evident throughout our market area.



The Company also will host a conference call at 10:00 a.m. E.ST. on Monday, November 22, 2004. Analysts, stockholders and other interested parties may access the teleconference live by calling 1-888-682-4386 (security code FLORIDA ROCK), or via the Internet through the Conference America, Inc. website at http://www.yourcall.com/real/players/frk112204.smil or via the Company's website at www.flarock.com. If using the Company's website, click on Investor Relations - Florida Rock Industries, Inc. Conference Stream. There will be a 30-40 minute delay until the archive is available following the conclusion of the conference call.

Florida Rock Industries, Inc. is one of the nation's leading producers of construction aggregates, a major provider of ready-mixed concrete and concrete products in the Southeastern and Mid-Atlantic States and a significant supplier of cement in Florida and Georgia.


Investors are cautioned that any statements in this press release which relate to the future are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include general business conditions, competitive factors, political, economic, regulatory and weather conditions, pricing, government spending levels on transportation projects, interest rate changes, energy and transportation costs and technological contingencies. Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission


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                  FLORIDA ROCK INDUSTRIES, INC.
           Summary of Consolidated Sales and Earnings
         (Amounts in thousands except per share amounts)
                           (Unaudited)

      FOR THE QUARTER AND TWELVE MONTHS ENDED SEPTEMBER 30


                                        Three Months Ended      Twelve Months Ended

                                          2004       2003         2004         2003
                                          ----       ----         ----         ----

Net Sales                                 $ 237,192  214,517      926,609      728,674
Freight Revenues                              5,684    5,568       21,910       17,385
                                              -----    -----       ------       ------
     Total Sales                            242,876  220,085      948,519      746,059
Gross Profit                                 61,087   55,686      255,202      188,272
Operating Profit                             36,697   34,648      175,928      112,299
Interest Income/Expense (net)                  (274)     401       (1,340)         659
Other Income/Expense (net)                      973    1,526        3,365        3,350
Income before taxes                          37,396   36,575      177,953      116,308
Net Income                                $  23,995   23,934      113,670       75,934
Earnings per common share:
Basic                                         $ .56      .56         2.63         1.77
Diluted                                       $ .54      .55         2.58         1.74

Weighted average shares outstanding:
Basic                                        43,305   43,040       43,207       42,947
Diluted                                      44,211   43,840       44,089       43,642




                  FLORIDA ROCK INDUSTRIES, INC.
                       Balance Sheet Data
                     (Amounts in thousands)
                           (Unaudited)



                                               September 30, 2004   September 30, 2003

Cash and cash equivalents                              $   45,891               38,135
Accounts receivable, net                                  107,000              106,954
Inventories                                                35,100               37,079
Other current assets                                       10,345                7,926
Property, plant and equipment, net                        520,959              489,778
Other non-current assets                                  215,634              206,282
                                                          -------              -------

  Total Assets                                         $  934,929              886,154
                                                       ==========              =======

Current liabilities                                    $  158,901               95,723
Long-term debt (excluding current maturities)              41,927              118,964
Deferred income taxes                                      79,181               65,907
Other non-current liabilities                              34,040               31,138
Shareholders' equity                                      620,880              574,422
                                                       ----------              -------
  Total Liabilities and Shareholders' Equity            $ 934,929              886,154
                                                       ==========              =======

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                  FLORIDA ROCK INDUSTRIES, INC.
                        Business Segments
                     (Amounts in thousands)
                           (Unaudited)

The Company has identified its business segments as Aggregates, Concrete Products, Cement and Calcium Products. All of the company's operations are located in the Southeastern and Mid-Atlantic states and each is managed separately along product lines. Operating results for the Company's business segments are as follows:


                                  Three Months Ended       Twelve Months Ended
                                     September 30              September 30

                                    2004      2003            2004      2003
                                    ----      ----            ----      ----
Net Sales, excluding freight
   Aggregates                      $ 74,126   73,759          291,550   253,112
   Concrete products                149,664  137,411          575,053   491,960
   Cement and calcium                38,236   27,955          164,251    72,427
   Inter-segment sales              (24,834) (24,608)        (104,245)  (88,825)
                                    -------- --------        ---------  --------

Total Net Sales, excluding
freight                            $237,192  214,517          926,609   728,674
                                   ========  =======          =======   =======
Operating Profit
   Aggregates                      $ 16,227   18,019           87,518    64,755
   Concrete products                 14,784   11,804           60,009    37,341
   Cement and calcium                 9,712    8,346           46,123    22,394
   Corporate overhead                (4,026)  (3,521)         (17,722)  (12,191)
                                     -------  -------         --------  --------

Total Operating profit             $ 36,697   34,648          175,928   112,299
                                   ========   ======          =======   =======


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